Exhibit 99.12

THE SHARES OR OTHER SECURITIES OF THE COMPANY REFERRED TO HEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE US SECURITIES ACT OF 1933 (THE SECURITIES ACT”), AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TAKEN UP, EXERCISED, RESOLD, RENOUNCED, TRANSFERRED OR DELIVERED, DIRECTLY OR INDIRECTLY, WITHIN THE UNITED STATES EXCEPT PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.

THESE MATERIALS APPEAR AS A MATTER OF INFORMATION ONLY AND DO NOT CONTAIN OR CONSTITUTE, AND SHOULD NOT BE RELIED UPON AS, AN OFFER, OR AN INVITATION TO MAKE OFFERS, TO PURCHASE ANY SHARES OR OTHER SECURITIES OF THE COMPANY IN THE RUSSIAN FEDERATION. THESE MATERIALS ARE NOT AN ADVERTISEMENT OF SECURITIES IN THE RUSSIAN FEDERATION OR ANY OTHER JURISDICTION.

ANY OFFER OF SECURITIES TO THE PUBLIC THAT MAY BE DEEMED TO BE MADE PURSUANT TO THESE MATERIALS IN ANY EUROPEAN ECONOMIC AREA MEMBER STATE THAT HAS IMPLEMENTED DIRECTIVE 2003/71/EC (TOGETHER WITH ANY APPLICABLE IMPLEMENTING MEASURE IN ANY MEMBER STATE, THE “PROSPECTUS DIRECTIVE”) IS ONLY ADDRESSED TO QUALIFIED INVESTORS IN THAT MEMBER STATE WITHIN THE MEANING OF THE PROSPECTUS DIRECTIVE.

THE INFORMATION CONTAINED HEREIN IS RESTRICTED AND IS NOT FOR PUBLICATION OR DISTRIBUTION DIRECTLY OR INDIRECTLY, IN AUSTRALIA, CANADA OR JAPAN.

THESE MATERIALS ARE ONLY DIRECTED AT (I) PERSONS WHO ARE OUTSIDE THE UNITED KINGDOM, (II) TO INVESTMENT PROFESSIONALS FALLING WITHIN ARTICLE 19 OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005, AS AMENDED (THE “ORDER”) OR (III) OTHER PERSONS TO WHOM THESE MATERIALS MAY OTHERWISE BE LAWFULLY COMMUNICATED, FALLING WITHIN ARTICLE 49(2)(A) TO (D) OF THE ORDER (ALL SUCH PERSONS TOGETHER BEING REFERRED TO AS “RELEVANT PERSONS”). ANY PERSON WHO IS NOT A RELEVANT PERSON SHOULD NOT ACT OR RELY ON THESE MATERIALS OR ANY OF THEIR CONTENTS. ANY INVESTMENT OR INVESTMENT ACTIVITY TO WHICH THESE MATERIALS RELATE IS AVAILABLE ONLY TO RELEVANT PERSONS AND WILL BE ENGAGED IN ONLY WITH RELEVANT PERSONS.

NOTICE TO US INVESTORS

THE RIGHTS OFFERING TO ACQUIRE NEW SHARES IN JOINT STOCK COMPANY RUSHYDRO (THE “RIGHTS ISSUE”) IS MADE FOR THE SECURITIES OF A COMPANY ORGANIZED IN THE RUSSIAN FEDERATION. ACCORDINGLY, THE OFFER IS SUBJECT TO THE DISCLOSURE REQUIREMENTS AND PRACTICES APPLICABLE IN RUSSIA, WHICH ARE DIFFERENT FROM THOSE OF THE UNITED STATES. FINANCIAL INFORMATION INCLUDED HEREIN HAS BEEN PREPARED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES APPLICABLE IN RUSSIA, AND THUS MAY NOT BE COMPARABLE TO FINANCIAL INFORMATION OF US COMPANIES OR COMPANIES WHOSE FINANCIAL STATEMENTS ARE PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES.

IT MAY BE DIFFICULT FOR INVESTORS TO ENFORCE THEIR RIGHTS AND ANY CLAIM THEY MAY HAVE ARISING UNDER THE FEDERAL SECURITIES LAWS. JOINT STOCK COMPANY RUSHYDRO IS A RUSSIAN COMPANY, AND SOME OR ALL OF ITS OFFICERS AND DIRECTORS ARE RESIDENTS OF COUNTRIES OTHER THAN THE UNITED STATES. INVESTORS MAY NOT BE ABLE TO SUE A NON–US COMPANY OR ITS OFFICERS OR DIRECTORS IN A NON–US COURT FOR VIOLATIONS OF THE US SECURITIES LAWS. IT MAY BE DIFFICULT TO COMPEL A NON–US COMPANY AND ITS AFFILIATES TO SUBJECT THEMSELVES TO A US COURT’S JUDGMENT.

IN ACCORDANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE US SECURITIES ACT OF 1933, AS AMENDED, PROVIDED BY RULE 801 THEREUNDER WITH RESPECT TO THE NEW SHARES TO BE OFFERED IN CONNECTION WITH THE RIGHTS ISSUE, JOINT STOCK COMPANY RUSHYDRO WILL SUBMIT TO THE US SECURITIES AND EXCHANGE COMMISSION ANY INFORMATIONAL DOCUMENT IT PUBLISHES OR OTHERWISE DISSEMINATES TO HOLDERS OF JOINT STOCK COMPANY RUSHYDRO SHARES RELATED TO THE RIGHTS ISSUE.

Registered on 30 September 2010.

Federal Financial Markets Service

(signature of authorized officer)

(stamp of registering body)

REPORT ON RESULTS OF

ADDITIONAL ISSUE OF

SECURITIES

Open Joint Stock Company

RusHydro

common registered book-entry shares

with par value 1.00 (one) ruble each, in the amount of 19 000 000 000 (nineteen billion) pieces,

distribution method: public offering

state registration number of issue (additional issue) of securities

1	–	0	1	–	5	5	0	3	8	–	E	–	0	3	8	D

date of state registration number of issue (additional issue) of securities:

November 19, 2009

Approved by decision of a sole executive body of JSC RusHydro – the Chairman of the Management Board of JSC RusHydro

made on September 03, 2010, order of September 03, 2010 No 721

Issuer’s address and contact telephones: 660099, the Krasnoyarsk Territory, Krasnoyarsk, 51, Respubliki Str., (495) 225-32-32 (add. 14-60).

Issuer’s postal address: 51, Arkhitektora Vlasova Str., Moscow, 117393

Chairman of the Management Board						/s/ E.V. Dod	E.V. Dod
						signature
Date	«	03	»	September	2010	Place for Seal

Chief Accountant						/s/ D.V. Finkel	D.V. Finkel
						signature
Date	«	03	»	September	2010.

1. Type, category of securities

Common registered shares

2. Form of securities:

Book-entry

3. Distribution manner:

Public offering

4. Actual period of distribution:

Date of actual beginning of securities distribution (date of the first agreement on alienation of security (securities)): December 14, 2009

Date of actual end of securities distribution (date of the last record on personal account (custody account) of securities acquirer or date of transfer of the last certificate of securities to acquirer): August 27, 2010

Actual period of preemption right:

Date of receipt of the first application for purchase of securities by the joint stock company in the order of preemption right exercise: December 14, 2009

Date of receipt of the last application for purchase of securities by the joint stock company in the order of preemption right exercise: July 01, 2010

5. Par value of each security from the additional issue:

1.00 (one) ruble

6. Amount of distributed securities (pieces):

Total amount of actually distributed securities (pieces):

19,000,000,000.00 (nineteen billion),

including:

paid with money (pieces): 19,000,000,000.00 (nineteen billion)

paid with other assets (pieces): 0 (zero)

Amount of actually distributed securities in the process of exercise of preemption right of purchasing additional shares (pieces): 7,982,104,363.00 (seven billion nine hundred eighty two million one hundred and four thousand three hundred sixty three)

Amount of distributed fractional shares and their total par value: no fractional shares have been distributed, their total pas value makes 0 (zero) rubles.

7. Price (prices) of securities distribution:

Distribution price, RUR/foreign currency	Amount of securities distributed at the indicated price, pieces
1.15 RUR	19,000,000,000.00

8. Total receipts for distribution of securities:

a) total sum (value) of assets in rubles (including cash funds in rubles, sum of foreign currency according to the exchange rate of the Central Bank of the Russian Federation at the moment of depositing, and value of other assets (tangible and intangible) introduced as payment for distributed securities: 21,850,000,000.00 (twenty one billion eight hundred fifty million) rubles

b) sum of cash funds in rubles introduced as payment for distributed securities: 21,850,000,000.00 (twenty one billion eight hundred fifty million) rubles

Report on results of additional issue of securities of JSC RusHydro	Page 2 of 15

c) sum of foreign currency expressed in rubles according to the exchange rate of the Central Bank of the Russian Federation at the moment of introduction 0 (zero) rubles.

d) value of other assets (tangible and intangible) expressed in rubles, introduced as payment for distributed securities: 0 (zero) rubles.

9. A portion of securities upon non-distribution of which issue (additional issue) of securities is considered failed.

Decision on issue of securities does not provide for a portion of securities upon non-distribution of which issue is considered failed.

10. A portion of distributed and non-distributed securities of an issue (additional issue):

A portion of distributed securities of an issue (additional issue) in percents of the total amount of securities of an issue: 100%

A portion of non-distributed securities of an issue (additional issue) in percents of the total amount of securities of an issue: 0%

11. Major transactions settled by issue, and interested-party transactions settled in the process of securities distribution:

In accordance with the Federal Law On Joint-Stock Companies transactions connected with distribution through offering of common shares of the company are not major.

No interested-party transactions and transactions requiring their approval in accordance with requirements of federal laws have been settled.

12. Information about the persons registered in the issuer’s register of shareholders:

Full name: Russian Federation duly represented by the Federal Agency for State Property Management (owner)

The following items are registered in the name of a person in the issuer’s register of shareholders:

a) shares making at least 2% of issuer’s authorized capital, with indication of participatory share in the issuer’s authorized capital: 57.9664%

b) common shares making at least 2% of issuer’s common share, with indication of a share of issuer’s common shares belonging to them; 57.9664%

c) registered securities converted into issuer’s shares, if in the result of such conversion the amount of shares registered in the name of a person together with the shares already registered in his name will make at least 2% of issuer’s authorized capital, with indication of participatory share in the issuer’s authorized capital: no such share

d) registered securities converted into issuer’s common shares, if in the result of such conversion the amount of common shares registered in the name of a person together with the common shares already registered in his name will make at least 2% of issuer’s common shares, with indication of a portion of issuer’s common shares belonging to them: no such share

Full name: ING BANK EURASIA (CJSC) (Closed joint stock company) (nominee holder)

The following items are registered in the name of a person in the issuer’s register of shareholders:

a) shares making at least 2% of issuer’s authorized capital, with indication of participatory share in the issuer’s authorized capital: 11.5994%

b) common shares making at least 2% of issuer’s common share, with indication of a share of issuer’s common shares belonging to them; 11.5994%

c) registered securities converted into issuer’s shares, if in the result of such conversion the amount of shares registered in the name of a person together with the shares already registered in his name will make at least 2% of issuer’s authorized capital, with indication of participatory share in the issuer’s authorized capital: no such share

d) registered securities converted into issuer’s common shares, if in the result of such conversion the amount of common shares registered in the name of a person together with the common shares already registered in his name will make at least 2% of issuer’s common shares, with indication of a portion of issuer’s common shares belonging to them: no such share

Report on results of additional issue of securities of JSC RusHydro	Page 3 of 15

Full name: Closed joint stock company Depositary Clearing Company (nominee holder)

The following items are registered in the name of a person in the issuer’s register of shareholders:

a) shares making at least 2% of issuer’s authorized capital, with indication of participatory share in the issuer’s authorized capital: 9.7154%

b) common shares making at least 2% of issuer’s common share, with indication of a share of issuer’s common shares belonging to them; 9.7154%

c) registered securities converted into issuer’s shares, if in the result of such conversion the amount of shares registered in the name of a person together with the shares already registered in his name will make at least 2% of issuer’s authorized capital, with indication of participatory share in the issuer’s authorized capital: no such share

d) registered securities converted into issuer’s common shares, if in the result of such conversion the amount of common shares registered in the name of a person together with the common shares already registered in his name will make at least 2% of issuer’s common shares, with indication of a portion of issuer’s common shares belonging to them: no such share

Full name: Closed joint stock company National Depositary Center (nominee holder)

The following items are registered in the name of a person in the issuer’s register of shareholders:

a) shares making at least 2% of issuer’s authorized capital, with indication of participatory share in the issuer’s authorized capital: 5.9721%

b) common shares making at least 2% of issuer’s common share, with indication of a share of issuer’s common shares belonging to them; 5.9721%

c) registered securities converted into issuer’s shares, if in the result of such conversion the amount of shares registered in the name of a person together with the shares already registered in his name will make at least 2% of issuer’s authorized capital, with indication of participatory share in the issuer’s authorized capital: no such share

d) registered securities converted into issuer’s common shares, if in the result of such conversion the amount of common shares registered in the name of a person together with the common shares already registered in his name will make at least 2% of issuer’s common shares, with indication of a portion of issuer’s common shares belonging to them: no such share

Full name: Open joint stock company Gidroinvest (owner)

The following items are registered in the name of a person in the issuer’s register of shareholders:

a) shares making at least 2% of issuer’s authorized capital, with indication of participatory share in the issuer’s authorized capital: 5.5254%

b) common shares making at least 2% of issuer’s common share, with indication of a share of issuer’s common shares belonging to them; 5.5254%

c) registered securities converted into issuer’s shares, if in the result of such conversion the amount of shares registered in the name of a person together with the shares already registered in his name will make at least 2% of issuer’s authorized capital, with indication of participatory share in the issuer’s authorized capital: no such share

d) registered securities converted into issuer’s common shares, if in the result of such conversion the amount of common shares registered in the name of a person together with the common shares already registered in his name will make at least 2% of issuer’s common shares, with indication of a portion of issuer’s common shares belonging to them: no such share

13. Information about persons – members of issuer’s management bodies:

a) members of the Board of Directors of issuing joint stock company

a.1) Shmatko Sergey Ivanovich

Position in the issuing joint stock company: Chairman of the Board of Directors

Report on results of additional issue of securities of JSC RusHydro	Page 4 of 15

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
Ministry of Energy of the Russian Federation	42, Schepkina Str., Moscow, 107996, Russian Federation	Minister of Energy of the Russian Federation

FSK EES OJSC	5A, Akademika Chelomeya Str., Moscow, 117630, Russian Federation	Chairman of the Board of Directors

MRSK Holding OJSC	5A, Akademika Chelomeya Str., Moscow, 117630, Russian Federation	Chairman of the Board of Directors

SO EES OJSC	7, Kitaygorodskiy Proezd, Building 3, Moscow, 109074, Russian Federation	Chairman of the Board of Directors

Gazprom OJSC	16, Nametkina Str., Moscow, Russian Federation	Member of the Board of Directors

INTER RAO EES OJSC	12, Krasnopresnenskaya Embankment, block of flats 7, Moscow, 123610, Russian Federation	Member of the Board of Directors

State Corporation for Nuclear Energy “Rosatom”	24, Bolshaya Ordynka Str., Moscow, 119017, Russian Federation	Member of the Board of Directors

Transneft OJSC	57, Bolshaya Polyanka Str., Moscow, 119180, Russian Federation	Chairman of the Board of Directors

Zarubezhneft OJSC	9/1/1, Armyanskiy lane, Building 1, Moscow, 101990, Russian Federation	Chairman of the Board of Directors

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

a.2) Ballo Anatoly Borisovich

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
State Corporation Bank of Development and Foreign Economic Activity (Vnesheconombank)	9, Ak. Sakharova Avenue, Moscow, 107996, Russia	Deputy Chairman of the Management Board

OC Severnoye Siyaniye LLC	11, 2nd Mashinostroyeniya Str., Moscow, Russian Federation	Member of the Board of Directors

Kraslesinvest CJSC	1, Bograda Str., 118, Krasnoyarsk, 660221	Chairman of the Board of Directors

Yevraziyskiy OJSC	9, Dolgorukova Str., Moscow, Russian Federation	Chairman of the Board of Directors

Krasnoyarsk Territory Development Corporation OJSC	1, Transportniy Proezd, Krasnoyarsk, Russian Federation	Member of the Board of Directors

RAFINERIJA ULJA MODRICA A.D.	Republika Srpska, exact address is not available to the Issuer	Chairman of the Supervisory Board

Report on results of additional issue of securities of JSC RusHydro	Page 5 of 15

RAFINERIJA NAFTE A.D.	Bosanski Brod, Svetog Save bb., Republika Srpska	Chairman of the Supervisory Board

PETROL A.D.	Banja Luka, K.Petra I Karadordevica, 83A, Republika Srpska	Chairman of the Supervisory Board

Malev Zrt.	Hungary, Budapest, Konyves Kalman krt. 12-14	Chairman of the Supervisory Board

West-Siberian Metallurgical Complex OJSC	16, Kosmicheskoye Shosse, Novokuznetsk, Kemerovo Region, Russian Federation	Member of the Board of Directors

Eco Telecom Limited	Suite 9/3A International Commercial Centre, Casemates Square, Gibraltar	Member of the Board of Directors

Appliance Plant LLC	4, Mira Avenue, Orsk, Orenburg Region, Russian Federation	Member of the Board of Directors

Rosselkhozbank OJSC	3, Gagarinskiy lane, Moscow, Russian Federation	Member of the Supervisory Board

OGK-1 OJSC	1, Odesskaya Str., Unit 1, Tyumen, Tyumen Region, Russian Federation	Member of the Board of Directors

Rostelecom OJSC	14, 1st Tverskaya-Yamskaya Str., Moscow, 125047, Russian Federation	Member of the Board of Directors

VEB Capital LLC	9, Akademika Sakharova Str., Moscow, 107996	Member of the Board of Directors

VEB Engineering LLC	9, Akademika Sakharova Str., Moscow, 107996	Member of the Board of Directors

VEB-invest LLC	11, Derbenevskaya Embankment, Moscow, Russian Federation	Chairman of the Board of Directors

Globexbank CJSC	60, Bolshaya Nikitinskaya Str., Building 1, Moscow, Russian Federation	Member of the Board of Directors

VEB-leasing OJSC	29, Vereiskaya Str., Building 141, Moscow, 121357	Chairman of the Board of Directors

Samara Region Development Corporation OJSC	210, Molodogvardeiskaya Str., Samara, Samara Region, 443006, Russian Federation	Member of the Board of Directors

Ammoniy OJSC	Industrial Zone, Mendeleyevsk, Republic of Tatarstan, 423650, Russian Federation	Member of the Board of Directors

Ilyushin Finance Co. OJSC	18a, Tsiolkovskogo Str., Voronezh, Russian Federation	Member of the Board of Directors

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

Report on results of additional issue of securities of JSC RusHydro	Page 6 of 15

a.3) Beloborodov Sergey Sergeyevich

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
Gazenergoprom Corporation LLC	20, Timura Frunze Str., Building 3, Moscow, 119021	General Director

Market Council NP	12, Krasnopresnenskaya Embankment, International Trade Center, Office Building 2, Block of Flats 7, Floor 8-9, Moscow, Russian Federation	Member of the Supervisory Board

ATS OJSC	12, Krasnopresnenskaya Embankment, Floor 8, Moscow, Russian Federation	Member of the Board of Directors

CFR CJSC	12, Krasnopresnenskaya Embankment, Block of Flats 7, Floor 7-8, Moscow, Russian Federation	Member of the Board of Directors

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

a.4) Volkov Eduard Petrovich

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
Power Institute named after G.M. Krzhizhanovskiy OJSC	19, Leninskiy Avenue, Moscow, 119991	General Director

RAO Energetic Systems of East OJSC	28, Shevchenko Str., Blagoveschensk, Amur Region, Russian Federation	Member of the Board of Directors

APBE CJSC	22, Andropova Str., Moscow, 115533	Member of the Board of Directors

ENIN named after G.M. Krzhizhanovskiy OJSC	19, Leninskiy Avenue, Moscow, 119991	Member of the Board of Directors

Participatory share of this person in the issuer’s authorized capital (%): 0,00003%

Portion of issuer’s common shares belonging to the person (%): 0,00003%

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

a.5) Dod Yevgeny Vyacheslavovich

Position in the issuing joint stock company: Chairman of the Management Board, Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
INTER RAO EES OJSC	12, Krasnopresnenskaya Embankment, block of flats 7, Moscow, 123610, Russian Federation	Member of the Board of Directors

Irkutskenergo OJSC	3, Sukhe-Batora Str., Irkutsk, Irkutsk Region, 664025, Russian Federation	Member of the Board of Directors

CFR CJSC	12, Krasnopresnenskaya Embankment, Block of Flats 7, Floor 7-8, Moscow, Russian Federation	Member of the Board of Directors

VBRR OJSC	65, Suschevskiy Val, Unit 1, Moscow, 129594, Russian Federation	Member of the Supervisory Board

NP Gidroenergetika of Russia	55, Arkhitektora Vlasova Str., Office 30, Room 22, Moscow, 117393, Russian Federation	Member of the Supervisory Board

All-Russian Association of Employers “Russian Union of Manufacturers and Entrepreneurs”	10/4, Staraya Sq., Moscow, 103070, Russian Federation	Member of the Management Board

Report on results of additional issue of securities of JSC RusHydro	Page 7 of 15

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

a.6) Zimin Viktor Mikhailovich

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
Government of the Khakass Republic	67, Lenina Str., Abakan, 655017, Khakass Republic	Chairman of the Government

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

a.7) Kovalchuk Boris Yuryevich

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
INTER RAO EES OJSC	12, Krasnopresnenskaya Embankment, block of flats 7, Moscow, 123610, Russian Federation	Chairman of the Management Board, Member of the Board of Directors

Kambaratinskaya Hydroelectric Power Station CJSC	326 Zhibek Zholu Av., Bishkek, Kyrgyzstan	Chairman of the Board of Directors

ATS OJSC	12, Krasnopresnenskaya Embankment, Floor 8, Moscow, 123610	Member of the Board of Directors

OGK-1 OJSC	1, Odesskaya Str., Unit 1, Tyumen, 625023	Chairman of the Board of Directors

All-Russian Association of Employers “Russian Union of Manufacturers and Entrepreneurs”	10/4, Staraya Sq., Moscow, 103070, Russian Federation	Member of the Management Board

Report on results of additional issue of securities of JSC RusHydro	Page 8 of 15

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

a.8) Kudryaviy Viktor Vasilyevich

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
Evrocement Group CJSC	3, M. Golovin Lane, Building 1, Moscow, 107045, Russia	Adviser to President

MRSK Holding OJSC	5A, Akademika Chelomeya Str., Moscow, 117630	Member of the Board of Directors

Participatory share of this person in the issuer’s authorized capital (%): 0,00025%

Portion of issuer’s common shares belonging to the person (%): 0,00025%

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

a.9) Kurtser Grigory Markovich

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
VBRR OJSC	65, Suschevskiy Val, Unit 1, Moscow, 129594, Russian Federation	President, Member of the Supervisory Board

INTER RAO EES OJSC	12, Krasnopresnenskaya Embankment, block of flats 7, Moscow, 123610, Russian Federation	Member of the Board of Directors

RUSENERGO FUND LIMITED	Cyprus, Limassol, Agiou Andreou, 332, Patrician chambers, P.C. 3035	Member of the Board of Directors

NEFTEGARANT NPF	2/6, Podkopayevskiy Lane, Building 3, 4, Moscow	Member of the Council of Fund

RAO Energetic Systems of East OJSC	28, Shevchenko Str., Blagoveschensk, Amur Region, Russian Federation	Member of the Board of Directors

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

Report on results of additional issue of securities of JSC RusHydro	Page 9 of 15

a.10) Kutyin Nikolay Georgiyevich

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
Federal Service for Ecological, Engineering and Nuclear Supervision (Rostekhnadzor)	34, Taganskaya Str., Building 1, Moscow, 109147	Director

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

a.11) Malyshev Andrey Borisovich

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
State Corporation “Russian Corporation of Nanotechnologies” (ROSNANO)	10A, 60-letiya Oktyabrya Av., Moscow, 117036	Deputy Director General

Prepreg-SKM CJSC	1, Leninskiye Gory, Building 1, Moscow, 119992	Chairman of the Board of Directors

Galileo Nanotech CJSC	1, Zavodskaya Str., Khotkovo, Sergiyevo-Posadskiy District, Moscow Region, 141371, Russian Federation	Chairman of the Board of Directors

SITRONIX-Nano LLC	12, 1st Zapadniy Proezd, Building 1, Zelenograd, Moscow, 124460	Chairman of the Board of Directors

MC ROSNANO LLC	10A, 60-letiya Oktyabrya Av., Moscow, 117036	Chairman of the Board of Directors

TREKPOR TECHNOLOGY CJSC	3-G, Priborostroiteley Str., Building 1, Dubna, Moscow Region, 141980, Russian Federation 1	Deputy Chairman of the Board of Directors

Lithium-Ion Technologies LLC	94, B. Khmelnitskogo Str., Novosibirsk, 630110, Novosibirsk Region	Chairman of the Board of Directors

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

Report on results of additional issue of securities of JSC RusHydro	Page 10 of 15

a.12) Seliverstova Marina Valeryevna

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
Federal Agency for Water Resources (Rosvodresursy)	8, Kedrova Str., Unit 1, Moscow, 117292	Director

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

a.13) Sharipov Rashid Ravelevich

Position in the issuing joint stock company: Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
KFK-Consult LLC	3, Smolenskaya Sq., Office 650, Moscow, 121099	Deputy Director General

VBRR OJSC	65, Suschevskiy Val, Unit 1, Moscow, 129594, Russian Federation	Member of the Supervisory Board

SO EES OJSC	7, Kitaygorodskiy Proezd, Building 3, Moscow, 109074, Russian Federation	Member of the Board of Directors

CIUS EES OJSC	9/11, B. Nikolovorobinskiy Lane, Building 1-4, Moscow, 109028, Russia	Member of the Board of Directors

FSK EES OJSC	5A, Akademika Chelomeya Str., Moscow, 117630	Member of the Board of Directors

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b) members of issuer’s collegial executive body:

b.1) Dod Yevgeny Vyacheslavovich

Position in the issuing joint stock company: Chairman of the Management Board, Member of the Board of Directors

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
INTER RAO EES OJSC	12, Krasnopresnenskaya Embankment, block of flats 7, Moscow, 123610, Russian Federation	Member of the Board of Directors

Irkutskenergo OJSC	3, Sukhe-Batora Str., Irkutsk, Irkutsk Region, 664025, Russian Federation	Member of the Board of Directors

CFR CJSC	12, Krasnopresnenskaya Embankment, Block of Flats 7, Floor 7-8, Moscow, Russian Federation	Member of the Board of Directors

VBRR OJSC	65, Suschevskiy Val, Unit 1, Moscow, 129594, Russian Federation	Member of the Supervisory Board

NP Gidroenergetika of Russia	55, Arkhitektora Vlasova Str., Office 30, Room 22, Moscow, 117393, Russian Federation	Member of the Supervisory Board

All-Russian Association of Employers “Russian Union of Manufacturers and Entrepreneurs”	10/4, Staraya Sq., Moscow, 103070, Russian Federation	Member of the Management Board

Report on results of additional issue of securities of JSC RusHydro	Page 11 of 15

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the member of collegial executive body (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.2) Mantrov Mikhail Alekseyevich

Position in the issuing joint stock company: Deputy Chairman of the Management Board

Member of collegial executive body, no posts in other organizations

Participatory share of this person in the issuer’s authorized capital (%): 0,00073%

Portion of issuer’s common shares belonging to the member of collegial executive body (%): 0,00073%

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.3) Rizhinashvili George Ilyich

Position in the issuing joint stock company: Deputy Chairman of the Management Board

Member of collegial executive body, no posts in other organizations

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the member of collegial executive body (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.4) Alzhanov Rakhnetulla Shamshiyevich

Position in the issuing joint stock company: Deputy Chairman of the Management Board

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
Council of Energy Veterans NP	8, Sadovaya-Chernogryazskaya Str., Building 1, Moscow, 107996, Russian Federation	Member of the Supervisory Board

Report on results of additional issue of securities of JSC RusHydro	Page 12 of 15

Participatory share of this person in the issuer’s authorized capital (%): 0,00005%

Portion of issuer’s common shares belonging to the member of collegial executive body (%): 0,00005%

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.5) Abrashin Sergey Nikolayevich

Position in the issuing joint stock company: Member of the Management Board

Member of collegial executive body, no posts in other organizations

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the member of collegial executive body (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.6) Bessmertniy Konstantin Valeryevich

Position in the issuing joint stock company: Member of the Management Board

Member of collegial executive body, no posts in other organizations

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the member of collegial executive body (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.7) Bogush Boris Borisovich

Position in the issuing joint stock company: Member of the Management Board

Member of collegial executive body, no posts in other organizations

Participatory share of this person in the issuer’s authorized capital (%): 0.00001%

Portion of issuer’s common shares belonging to the member of collegial executive body (%): 0.00001%

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.8) Gorbenko Yury Vasilyevich

Position in the issuing joint stock company: Member of the Management Board

Member of collegial executive body, no posts in other organizations

Participatory share of this person in the issuer’s authorized capital (%): 0.0004%

Portion of issuer’s common shares belonging to the member of collegial executive body (%): 0.0004%

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.9) Gorev Yevgeny Yevgenyevich

Position in the issuing joint stock company: Member of the Management Board

Member of collegial executive body, no posts in other organizations

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the member of collegial executive body (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging

Report on results of additional issue of securities of JSC RusHydro	Page 13 of 15

to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.10) Kalamanov Vladimir Avdashevich

Position in the issuing joint stock company: Member of the Management Board

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
Non-commercial organization “International Center of Stable Economic Development”	8/1, Kedrova Str., Building 2, Moscow, 117292, Russia	General Director, Deputy Chairman of the Board of Managers

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the member of collegial executive body (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.11) Maslov Aleksey Viktorovich

Position in the issuing joint stock company: Member of the Management Board

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
Association of Construction Organizations EnergoStroyAlyans NP	56, Profsoyuznaya Str., Business Center “Cherry Tower”, Office 806, Moscow, 117393	Chairman of the Board

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the member of collegial executive body (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

b.12) Savin Stanislav Valeryevich

Position in the issuing joint stock company: Member of the Management Board

Member of collegial executive body, no posts in other organizations

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the member of collegial executive body (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into belonging to the member of collegial executive body, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share

Report on results of additional issue of securities of JSC RusHydro	Page 14 of 15

c) person taking a post (performing functions) of a sole executive body of issuing joint stock company:

Dod Yevgeny Vyacheslavovich

Position in the issuing joint stock company: Chairman of the Management Board

Information about posts held in other organizations, including position of a member of the board of directors (supervisory board) and/or other management bodies in commercial and non-commercial organizations, and positions in the state authorities and local authorities:

Organization	Address	Position
INTER RAO EES OJSC	12, Krasnopresnenskaya Embankment, block of flats 7, Moscow, 123610, Russian Federation	Member of the Board of Directors

Irkutskenergo OJSC	3, Sukhe-Batora Str., Irkutsk, Irkutsk Region, 664025, Russian Federation	Member of the Board of Directors

CFR CJSC	12, Krasnopresnenskaya Embankment, Block of Flats 7, Floor 7-8, Moscow, Russian Federation	Member of the Board of Directors

VBRR OJSC	65, Suschevskiy Val, Unit 1, Moscow, 129594, Russian Federation	Member of the Supervisory Board

NP Gidroenergetika of Russia	55, Arkhitektora Vlasova Str., Office 30, Room 22, Moscow, 117393, Russian Federation 22	Member of the Supervisory Board

All-Russian Association of Employers “Russian Union of Manufacturers and Entrepreneurs”	10/4, Staraya Sq., Moscow, 103070, Russian Federation	Member of the Management Board

Participatory share of this person in the issuer’s authorized capital (%): no share

Portion of issuer’s common shares belonging to the person (%): no share

Portion of issuer’s common shares securities convertible into common shares can be converted into, in percentage of the total amount of distributed common shares and the amount of common shares securities convertible into issuer’s common shares can be converted into (%): no share.

Report on results of additional issue of securities of JSC RusHydro	Page 15 of 15